UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                               ------------------

                                  July 13, 2005

                                  NEXICON, INC.
               (Exact Name of Registrant as Specified in Charter)


           Nevada                   000-30244              13-3389415
           ------                   ---------              ----------
(State or other jurisdiction       (Commission            (IRS Employer
      of incorporation)           File Number)         Identification No.)

      400 Gold SW, Suite 1000 Albuquerque, NM                 87102
      ---------------------------------------                 -----
     (Address of principal executive offices)               (Zip code)

Registrant's telephone number, including area code:          (505) 248-0000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

      On July 11, 2005, Nexicon, Inc. (the "Company"), entered into a Service Agreement (the "Agreement") with the Motion Picture Association of America (the "MPAA"), dated July 8, 2005, pursuant to which the Company will supply the MPAA with the Company's line of next-generation intelligence and data mining services worldwide. The initial term of the agreement is six months and is renewable for a successive 6-month period unless either party provides the other party with 30 days' prior written notice. A copy of the Form of Agreement is provided herewith.

Item 9.01. Financial Statements and Exhibits.

      (a)   Not applicable

      (b)   Not applicable

      (c)   Exhibits


Exhibit             Description                                                             Location
                  Form of Service Agreement,  dated as of July 8, 2005, by and between
Exhibit 99.1      Nexicon, Inc. and the Motion Picture Association of America               Provided herewith


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    July 13, 2005
                                               NEXICON, INC.

                                               By:    /s/ Richard Urrea
                                                      -----------------------
                                               Name:  Richard Urrea
                                               Title: Chief Executive Officer


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